UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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VerifyMe, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VERIFYME, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JUNE 10, 2021

The annual meeting of stockholders (the “Annual Meeting”) of VerifyMe, Inc. will be held on Thursday, June 10, 2021 at 10:00 a.m., Eastern Time. The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location, especially in light of the ongoing pandemic. You will be able to participate in the virtual annual meeting, vote your shares and submit questions during the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/VRME2021. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person. As always, we encourage you to vote your shares prior to the meeting.

The Annual Meeting is being held for the following purposes, which are more fully described in the accompanying proxy statement:

•	to elect six directors;

•	to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”);

•	to approve the Company’s 2021 Stock Purchase Plan;

•	to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

•	to transact such other business as may properly come before the Annual Meeting or at any adjournment of the meeting.

Our board of directors has fixed the close of business on April 21, 2021 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment of the Annual Meeting.

We are following the Securities and Exchange Commission’s “e-proxy” rules that allow public companies to furnish proxy materials to stockholders over the internet. The “e-proxy” rules remove the requirement for public companies to automatically send stockholders a full, printed copy of proxy materials and allow them instead to deliver to their stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) and to provide online access to the documents. The Notice of Internet Availability provides instructions on how to view our proxy materials for the Annual Meeting on the internet and vote, and request a printed copy of the proxy materials. These “e-proxy” rules allow us to provide you with the information you need, while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.

By Order of the Board of Directors

Patrick White President and Chief Executive Officer

Rochester, New York

April 28, 2021

Your Vote is Important. Whether or not you expect to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by the internet, by telephone, or, if you requested and received paper copies of the proxy materials by mail, by mailing a proxy card or voting instruction form. We encourage you to vote using the internet, as it is the most cost-effective way to vote. Even if you have voted by internet, telephone or proxy card, you may still vote via the internet if you attend the virtual meeting. If you own your shares through a broker we encourage you to follow the instructions provided by your broker about how to vote. Unless you provide your broker with voting instructions, your broker may not vote your shares on non-discretionary items such on the proposal to elect the six director nominees, the proposal for say-on-pay or the proposal for the 2021 stock purchase plan.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON JUNE 10, 2021
Our proxy statement and Annual Report to Stockholders are available online at www.proxyvote.com

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VERIFYME, INC.

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The board of directors of VerifyMe, Inc. (“VerifyMe,” the “Company,” “we,” “our,” or “us”), a Nevada corporation, is providing these proxy materials to you on the internet, or has delivered printed versions to you by mail, and is soliciting your proxy to vote at the annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, June 10, 2021, at 10:00 a.m., Eastern Time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of stockholders.

The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. You will be able to attend the Annual Meeting online, vote your shares, and submit your questions during the meeting via the internet by visiting www.virtualshareholdermeeting.com/VRME2021. There will not be a physical meeting location and you will not be able to attend in person. We invite you to attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote by the internet, by telephone or by mailing a proxy card or voting instruction form.

We are making these proxy materials available to stockholders on or about April 28, 2021.

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

We are following the Securities and Exchange Commission’s (the “SEC”) “e-proxy” rules that allow public companies to furnish proxy materials to stockholders over the internet. The “e-proxy” rules remove the requirement for public companies to automatically send stockholders a full, printed copy of proxy materials and allow them instead to deliver to their stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) and to provide online access to the documents. As a result, we mailed the Notice of Internet Availability to many of our stockholders on or about April 28, 2021.

The Notice of Internet Availability provides instructions on how to:

•	View our proxy materials for the Annual Meeting on the internet and vote; and

•	Request a printed copy of the proxy materials.

In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the environmental impact of printed materials.

What is included in these proxy materials?

These proxy materials include:

•	Our Annual Report to Stockholders for the fiscal year ended December 31, 2020 (“fiscal year 2020”); and

•	Notice of the 2021 Annual Meeting and proxy statement.

If you request and receive printed versions of the proxy materials by mail, these proxy materials also include a copy of the proxy card.

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What am I voting on?

The board of directors is soliciting your proxy in connection with the Annual Meeting to be held on Thursday, June 10, 2021, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof. You are voting on the following proposals:

•	Proposal One: the election of six directors to serve until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified;

•	Proposal Two: the approval, on an advisory basis, of the compensation of our named executive officers (“say-on-pay”);

•	Proposal Three: the approval of the Company’s 2021 Stock Purchase Plan;

•	Proposal Four: the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

•	Proposal Five: to transact such other business as may properly come before the annual meeting or at any adjournment of the meeting.

How does the board of directors recommend I vote?

Our board of directors recommends that the stockholders vote their shares:

•	FOR each of the six director nominees named in this proxy statement;

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers (“say-on-pay”);

•	FOR the approval of the Company’s 2021 Stock Purchase Plan; and

•	FOR the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Who can vote at the Annual Meeting?

Only stockholders at the close of business on April 21, 2021, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of the record date, there were 7,420,811 shares of our common stock outstanding and entitled to vote. Holders of our outstanding preferred stock are not entitled to vote.

Stockholders of Record: Shares Registered in Your Name. If on April 21, 2021, your shares of our common stock were registered directly in your name with our transfer agent, West Coast Stock Transfer, Inc., then you are a stockholder of record.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If on April 21, 2021, your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account or you may work with your broker to arrange to vote your shares directly. You are also invited to participate in the Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee on how to vote your shares.

For instructions on how to vote your shares at the Annual Meeting, see the “How do I vote?” section below.

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Can I attend the Annual Meeting in person?

We will be hosting the Annual Meeting only by means of a live webcast. You will not be able to attend the meeting in person. Please be assured that you will be afforded the same rights and opportunities to participate in the virtual meeting as you would at an in-person meeting. You will be able to listen to the Annual Meeting, submit questions and vote by going to www.virtualshareholdermeeting.com/VRME2021. If you wish to listen to the Annual Meeting, but do not wish to submit questions or vote during the Annual Meeting, you may go to www.virtualshareholdermeeting.com/VRME2021 and log in as a guest.

The Annual Meeting webcast will start at 10:00 a.m., Eastern Time, on Thursday, June 10, 2021. We encourage you to access the meeting website prior to the start time to allow time for check in.

How do I register to attend the Annual Meeting?

You do not need to register to attend the Annual Meeting webcast. Follow the instructions on your Notice of Internet Availability or proxy card (if you requested a printed copy of the proxy materials) to access the Annual Meeting. See “Can I attend the Annual Meeting in person?” above.

How can I submit a question at the Annual Meeting?

Stockholders may submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/VRME2021, the virtual meeting website, after accessing the Annual Meeting with their 16-digit unique control number found on the Notice of Internet Availability or proxy card (if you requested a printed copy of the proxy materials) and by following the instructions available on the virtual meeting website. We request that questions submitted during the meeting include your contact information.

We will respond to questions directly related to matters being voted on at the Annual Meeting during the Annual Meeting. We will respond to other questions received during the Annual Meeting promptly after the meeting. Questions regarding personal matters, including those related to employment, are not pertinent to Annual Meeting matters and therefore will not be answered.

What is “householding” and how does it impact me?

We have adopted a process called “householding” for mailing proxy materials in order to reduce printing and mailing expenses. The SEC householding rules allow us to deliver a single Notice of Internet Availability to stockholders of record who share the same address. If you share an address with another stockholder and have received only one Notice of Internet Availability, but you would prefer to continue receiving a separate Notice of Internet Availability, you may request a separate copy of the Notice of Internet Availability at no cost to you by writing to the Corporate Secretary of the Company at VerifyMe, Inc., 75 S. Clinton Ave., Suite 510 Rochester, New York 14604, Attention: Corporate Secretary, or by calling (585) 736-9400. Alternatively, if you are currently receiving multiple copies of the Notice of Internet Availability at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, the bank, broker or other holder of record may deliver only one copy of the Notice of Internet Availability to stockholders who have the same address unless the bank, broker or other holder of record has received contrary instructions from one or more of the stockholders. If you wish to receive a separate copy of the Notice of Internet Availability, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate copy. Beneficial owners sharing an address who are currently receiving multiple copies of the Notice of Internet Availability and wish to receive a single copy in the future should contact their bank, broker or other holder of record to request that only a single copy be delivered to all stockholders at the shared address in the future.

What does it mean if I receive more than one Notice of Internet Availability or voting instruction card?

If you receive more than one Notice of Internet Availability or voting instruction card, your shares are registered in more than one name or are registered in different accounts. Please vote using each Notice of Internet Availability or voting instruction card to ensure that all of your shares are voted.

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Where can I view the proxy materials on the internet?

We are making this proxy statement and voting instructions available to stockholders on or about April 28, 2021, at www.proxyvote.com. We are also making our 2020 Annual Report on Form 10-K available at the same time and by the same method. The 2020 Annual Report on Form 10-K is not a part of the proxy solicitation material and is not incorporated herein by reference.

How can I receive a printed copy of the proxy materials, including the annual report?

Stockholder of Record. You may request a printed copy of the proxy materials by any of the following methods:

•	Telephone: call toll-free at 1-800-579-1639;

•	Internet at www.proxyvote.com; or

•	E-mail at sendmaterial@proxyvote.com. If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow on the Notice of Internet Availability included in the subject line.

Beneficial Owner. You may request a printed copy of the proxy materials by following the instructions provided to you by your broker, bank or nominee.

How do I vote?

Stockholder of Record. If you are a stockholder of record, there are four ways to vote:

•	By internet at www.proxyvote.com. We encourage you to vote this way.

•	By touch tone telephone: call toll-free at 1-800-690-6903.

•	By completing and mailing your proxy card, if you requested a printed copy of the proxy materials.

•	At the Annual Meeting: instructions on how to vote during the Annual Meeting webcast are posted at www.virtualshareholdermeeting.com/VRME2021. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.

Whether or not you plan to attend the meeting, we urge you to vote to ensure your vote is counted. You may still attend the meeting and vote your shares if you have already voted by proxy. Only the latest vote you submit will be counted. For instructions on how to change your vote, see the “Can I change my vote or revoke my proxy?” section below.

Beneficial Owner. If you hold your shares in “street name” as a beneficial owner of shares registered in the name of your broker, bank or nominee (“broker”), you must vote your shares in the manner prescribed by your broker. Your broker has enclosed or otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Check the voting instruction card used by that organization to see if it offers internet or telephone voting.

Instead of directing your broker how to vote your shares, you may elect to attend the Annual Meeting and vote your shares during the meeting. Instructions on how to vote during the Annual Meeting webcast are posted at www.virtualshareholdermeeting.com/VRME2021. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 21, 2021, the record date for the Annual Meeting.

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What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are “present” at the meeting. As of the record date, there were 7,420,811 shares of our common stock issued and outstanding and entitled to vote.

If you are a stockholder of record, your shares will be counted as “present” at the meeting if:

•	You attend and vote at the meeting;

•	You have voted by internet or telephone; or

•	You have properly submitted a proxy card.

If your shares are held in street name, your shares will be counted as “present” at the meeting if your broker has voted on a discretionary item or your broker has otherwise voted based on your instructions.

Abstentions and broker non-votes on non-discretionary items will be counted towards the quorum requirement. If there is no quorum, a majority of the shares present at the meeting and entitled to vote may adjourn the meeting to another date.

How many votes are needed to approve each proposal?

The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, in person or by proxy, at the Annual Meeting.

Proposal	Description	Vote Required
One	Election of the six directors	Plurality of the votes of the shares cast at the Annual Meeting

Two	To approve, on an advisory basis, of the compensation of our named executive officers (“say-on-pay”)	Affirmative vote of a majority of the shares cast on the proposal

Three	To approve the Company’s 2021 Stock Purchase Plan	Affirmative vote of a majority of the shares cast on the proposal

Four	To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021	Affirmative vote of a majority of the shares cast on the proposal

How are votes counted?

For Proposal 1, you may vote “FOR” or “WITHHOLD” with respect to each of the nominees. In tabulating the voting results for the election of directors, only “FOR” votes are counted. If you elect to abstain in the election of directors, the abstention will not impact the outcome of the election. Broker non-votes are not counted and will not impact the outcome of the vote.

You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to Proposals 2, 3 and 4. In tabulating the voting results for these proposals, “FOR” and “AGAINST” votes are counted. For Proposals 2, 3, and 4, abstentions are not counted and will not impact the outcome of the vote. With respect to Proposals 2 and 3, broker non-votes are not counted and will not impact the outcome of the vote. A broker will have discretionary authority to vote on Proposal 4 relating to the ratification of the selection of our independent registered public accounting firm.

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Who counts the votes?

Broadridge Financial Solutions, Inc. has been appointed inspector of election by the Company and will tabulate votes at the Annual Meeting.

What happens if I do not give specific voting instructions?

Stockholder of Record. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. However, if no instructions are given, the shares represented by the proxy will be voted on your behalf as follows:

•	FOR the six director nominees named in this proxy statement;

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers (“say-on-pay”);

•	FOR the approval of the Company’s 2021 Stock Purchase Plan; and

•	FOR the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

In the event other business properly comes before the Annual Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

Beneficial Owner. If you are a beneficial owner and you do not provide your broker with specific voting instructions, or if you do not obtain a legal proxy that gives you the right to vote the shares electronically via the internet at the Annual Meeting, your broker is not permitted to, and will not, vote your shares on your behalf, and your shares will not be counted with respect to Proposal 1, Proposal 2, and Proposal 3, which are non-routine proposals. Your broker, trustee or nominee has discretionary authority to vote your uninstructed shares with respect to Proposal 4, which is a routine proposal. Uninstructed shares with respect to which your broker does not have discretionary authority are known as “broker non-votes.”

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote by revoking your proxy at any time before it is voted at the Annual Meeting in any one of following ways:

•	enter a timely new vote by internet or telephone;

•	submit another properly completed, later-dated proxy card;

•	send a written notice that you are revoking your proxy to: VerifyMe, Inc., 75 S. Clinton Ave., Suite 510, Rochester, New York 14604, Attention: Corporate Secretary, which must be received no later than June 9, 2021; or

•	attend the Annual Meeting webcast and vote during the meeting. Attending the meeting without voting during the meeting will not, by itself, revoke a previously submitted proxy unless you specifically request your prior proxy be revoked.

If you hold your shares in street name, contact your broker or other organization regarding how to revoke your instructions and change your vote. You may change your vote by submitting a later-dated vote on the internet or by telephone or by participating in the Annual Meeting webcast and by submitting a later vote during the meeting.

How can I find out the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

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Who is paying for this proxy solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting, and we will bear the cost of the proxy solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally, by telephone, email or other means of communication. We will not compensate any of these persons for soliciting proxies on our behalf. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. In addition, we have retained Advantage Proxy, Inc., a professional proxy solicitation firm, which will assist us in delivering the proxy materials and soliciting proxies for a fee of approximately $7,500.

When are stockholder proposals and director nominations due for next year’s annual meeting?

At our annual meeting of stockholders each year, our board of directors submits to stockholders its nominees for election as directors. In addition, the board of directors may submit other matters to the stockholders for action at the annual meeting.

Our stockholders may submit proposals for inclusion in the proxy materials. These proposals must satisfy the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by December 29, 2021, to our Corporate Secretary, 75 S. Clinton Ave., Suite 510, Rochester, New York 14604.

Our Amended and Restated Bylaws (the “Bylaws”), provide that if you, as a stockholder, want to recommend a nominee for director, you must provide a notice, delivered to or mailed and received at our office not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year’s annual meeting. Stockholder notices must set forth the specific information as more fully described in our Bylaws. Assuming our 2022 annual meeting of stockholders is held on the same date as the Annual Meeting, then written notice of a nomination for our 2022 annual meeting of stockholders must be delivered to or mailed and received by our Corporate Secretary at our principal office, 75 S. Clinton Ave., Suite 510, Rochester, New York 14604, no later than January 28, 2022.

In addition, our Bylaws provide that for you to properly bring business before a meeting, you must provide timely notice in writing to our Corporate Secretary. To be timely, your notice must be delivered to or mailed and received at our office, not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year’s annual meeting. Stockholder notices must set forth the specific information as more fully described in our Bylaws. Assuming our 2022 annual meeting of stockholders is held on the same date as the Annual Meeting, then written notice must be delivered to or mailed and received by our Corporate Secretary at our principal office, 75 S. Clinton Ave., Suite 510, Rochester, New York 14604, no later than January 28, 2022.

If you have any questions or need assistance with voting, please contact our proxy solicitor Advantage Proxy, Inc. toll free at 1-877-870-8565 or collect at 206-870-8565 or by email to ksmith@advantageproxy.com.

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PROPOSAL ONE:
ELECTION OF DIRECTORS

The number of directors is established by the board and is currently set at six. At the Annual Meeting, the six persons listed below will be nominated as directors. The term of office of each person elected as a director will continue until the next annual meeting or until his successor has been elected and qualified, or until the director’s earlier death, resignation or removal.

All of the board’s nominees for director were elected at the last annual meeting and were recommended by the Nominating and Corporate Governance Committee of our board of directors. All nominees have consented to serve if elected. In the event that any nominee should be unable to serve or for good cause will not serve, the proxies will be voted for the election of such other persons as the Nominating and Corporate Governance Committee may recommend, provided that proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

On April 15, 2021, our Founder and Chairman Emeritus, Norman Gardner, retired from our board of directors and ceased to be a director of our company. As a result of his retirement, Mr. Gardner is not standing for re-election and the number of directors was reduced from seven to six. Upon the retirement of Mr. Gardner on April 15, 2021, the board of directors of the Company appointed Scott Greenberg to serve as Chairman of the board of directors. As a result, Mr. Greenberg also became the chair of the Executive Committee of the board.

The SEC’s rules require us to briefly discuss the particular experience, qualifications, attributes or skills that led our board of directors to conclude that each director or nominee for director should serve on our board of directors. We have provided this discussion in a separate paragraph immediately below the biographical information of each director.

The board of directors unanimously recommends a vote FOR the election as directors each of the nominees listed below.

Nominees for Election as Directors:

Chris Gardner
Age: 67

Director since: May 2019	Board Committee: Nominating and Corporate Governance (Chair)
Mr. Gardner is an international best-selling author and award-winning film producer. Mr. Gardner was a Senior Advisor to Wisdom Tree Investments, Inc. (NASDAQ:WETF), an exchange-traded fund, from June 2018 to June 2020. From October 2010 until April 2016, he was the Ambassador of Happyness for AARP, a nonprofit organization dedicated to empowering Americans age 50 and older. Mr. Gardner established the institutional brokerage firm of Gardner Rich and Company in 1989 that closed in December 2012.

Experience and Qualifications	`
Mr. Gardner’s entrepreneurial experience and network of relationships which we believe are valuable assets to the Company and its growth give him the qualifications, skills and financial expertise to serve on our board of directors.

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Marshall Geller
Age: 82

Director since: July 2017	Board Committee: Audit; Nominating and Corporate Governance; Executive; Mergers & Acquisitions (Chair)
Mr. Geller has been a director and a member of the audit committee of GP Strategies Corporation (NYSE:GPX) since 2002. Mr. Geller was a director of Wright Investors’ Service Holdings Inc. (OTCMKT:WISH), formerly National Patent Development Corporation, from January 2015 until October 2018. He is also currently a Director of Easy Smart Pay, a public-private partnership of the California State Association of Counties Finance Corporation. Mr. Geller formerly served as a director of California Pizza Kitchen, Inc., (formerly Nasdaq:CPKI) from 2008 until 2011, and Hexcel Corporation (NYSE:HXL) from 1994 until 2003. Mr. Geller was a founder of St. Cloud Capital, a Los Angeles based private equity fund, and Senior Investment Advisor from December 2001 until September 2017. He has spent more than 50 years in corporate finance and investment banking, including 21 years as a Senior Managing Partner of Bear, Stearns & Co., with oversight of all operations in Los Angeles, San Francisco, Chicago, Hong Kong and the Far East. Mr. Geller is currently on the Board of Directors of UCLA Health System and on the Board of Governors of Cedars Sinai Medical Center, Los Angeles. Mr. Geller also serves on the Dean’s Advisory Council for the College of Business & Economics at California State University, Los Angeles.

Experience and Qualifications
Mr. Geller’s financial and business experience, including as a managing partner of a private equity fund, and his many years of experience and expertise as an investor in and adviser to companies in various sectors as well as his experience with serving on the boards of directors of other public and private corporations give him the qualifications, skills and financial expertise to serve on our board of directors.

Howard Goldberg
Age: 75	Lead Independent Director

Director since: July 2017	Board Committee: Audit; Compensation; Nominating and Corporate Governance; Executive; Mergers & Acquisition
Mr. Goldberg has served as our Lead Independent director during 2020, having served from time to time in that capacity. From 2003 through 2005, Mr. Goldberg served as a part-time consultant to Laser Lock Technologies, Inc., the predecessor to VerifyMe, and provided consulting service to us again from 2016 through December 2017. Mr. Goldberg has been a private investor in both real estate and start-up companies and has provided consulting services to start-up companies since 1999. From 1994 through 1998, Mr. Goldberg served as President, CEO and board member of Player’s International, a publicly traded company in the gaming business prior to its sale to Harrah’s Entertainment Inc. Mr. Goldberg served on the Board of Directors and Audit Committee of Imall Inc., a publicly traded company that provided on-line shopping prior to its sale to Excite-at-Home. Mr. Goldberg served as a member of the Board of Directors and the Audit Committee of the Shelbourne Entities from August 2002 until their liquidation in April 2004. Mr. Goldberg served as a member of the Board of Trustees of Winthrop Realty Trust, a publicly traded real estate investment trust, from December 2003 to August 2016 when Winthrop’s assets were transferred to a liquidating trust. Mr. Goldberg was a member of Winthrop’s Audit Committee and Nominating and Corporate Governance Committee and was its lead independent trustee. Mr. Goldberg served as a trustee for Winthrop Realty Liquidating Trust until December 2019 when it was finally liquidated. Mr. Goldberg was a director of New York REIT, Inc. from March 2017 until October 2018, when it converted to a limited liability company called New York REIT LLC. Since October 2018, Mr. Goldberg has been a manager of New York REIT LLC. Mr. Goldberg has a law degree from New York University and was previously the managing partner of a New Jersey law firm where he specialized in gaming regulatory law and real estate from 1970 through 1994.

Experience and Qualifications
Mr. Goldberg’s experience as a director of other public companies and his legal expertise give him the qualifications, skills and financial expertise to serve on our board of directors.

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Scott Greenberg
Age: 64	Chairman of the Board

Director since: November 2019	Board Committee: Executive; Audit (Chair); Compensation; Mergers & Acquisitions
Mr. Greenberg has served as the Chairman of the Board of Directors of GP Strategies Corporation (NYSE:GPX) since August 2018. He previously served as Chief Executive Officer of GP Strategies from April 2005 until July 2020. He was also the President of GP Strategies from 2001 to 2006, Chief Financial Officer from 1989 until 2005, Executive Vice President from 1998 to 2001, Vice President from 1985 to 1998, and held various other positions with GP Strategies since 1981. Mr. Greenberg was also a Director of Wright Investors’ Service Holdings, Inc. (OTCMKT:WISH), formerly National Patent Development Corporation, from 2004 to 2015.

Experience and Qualifications
Mr. Greenberg’s significant experience and expertise in management, acquisitions and strategic planning, as well as many years of finance and related transactional experience give him the qualifications, skills and financial expertise to serve on our board of directors.

Arthur Laffer
Age: 80

Director since: March 2019	Board Committee: Compensation (Chair)
Dr. Laffer is the founder and chairman of Laffer Associates, an institutional economic research and consulting firm. Dr. Laffer has served as a director of NexPoint Residential Trust Inc. (NYSE:NXRT) since May 2015 and NexPoint Real Estate Finance Inc. (NYSE:NREF) since February 2020. He was a director of EVO Transportation & Energy Services, Inc. (OTCPINK:EVOA) from August 2018 to December 2019 and the GEE Group Inc. (NYSE American:JOB) from January 2015 to March 2020. Dr. Laffer’s economic acumen and influence in triggering a world-wide tax-cutting movement in the 1980s have earned him the distinction in many publications as “The Father of Supply-Side Economics.” Dr. Laffer was a member of President Reagan’s Economic Policy Advisory Board for both of his two terms (1981-1989). Dr. Laffer also advised Prime Minister Margaret Thatcher on fiscal policy in the UK during the 1980s. In the early 1970s, Dr. Laffer was the first to hold the title of Chief Economist at the Office of Management and Budget under George Shultz. Additionally, Dr. Laffer served as Charles B. Thornton Professor of Business Economics at the University of Southern California and as Associate Professor of Business Economics at the University of Chicago. In June 2019, Dr. Laffer received the Presidential Medal of Freedom.

Experience and Qualifications
Dr. Laffer’s expertise in economics and his experience as a director of multiple companies give him the qualifications, skills and financial expertise to serve on our board of directors.

Patrick White
Age: 68

Director since: July 2017
Mr. White has served as our President and Chief Executive Officer since August 2017. Mr. White founded Document Security Systems, Inc. (NYSE:DSS), a technology company, serving as its Chief Executive Officer and director from August 2002 until December 2012 and as its business consultant from 2012 to March 2015. He has been a director of Box Score Brands, Inc. (formerly, U-Vend, Inc.) since 2009. Mr. White was a Financial Adviser for the Monroe County Government from April 2016 until May 2017. Mr. White worked as an independent consultant from March 2015 until March 2016. Mr. White was a consultant to the Company from June 2017 through August 2017, when he was appointed President and Chief Executive Officer.

Experience and Qualifications
Mr. White’s prior experience as the chief executive officer of a public company gives him the qualifications and skills to serve on our board of directors

CORPORATE GOVERNANCE

Board Meetings

The board of directors held 6 meetings during fiscal year 2020. Each director then in office attended at least 75% of the total of board meetings and meetings of board committees on which he served during fiscal year 2020.

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Director Independence

The listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) require that a majority of our board of directors be independent. No director will qualify as independent unless the board affirmatively determines that the director has no relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon the Nasdaq listing standards and applicable SEC rules and regulations, our board has determined that Chris Gardner, Marshall Geller, Howard Goldberg, Scott Greenberg and Arthur Laffer are independent. Patrick White, President and Chief Executive Officer, is not considered independent because he is our employee.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the board because we believe that our corporate governance is most effective when these positions are not held by the same person. The board recognizes the differences between the two roles and believes that separating them allows each person to focus on his individual responsibilities. Under this leadership structure, our Chief Executive Officer can focus his attention on generating sales, overseeing sales and marketing, and managing the day-to-day company operations, while our Chairman can focus his attention on board responsibilities.

Although the board has not adopted a formal policy regarding the separation of the roles of the Chairman and the Chief Executive Officer, we believe that having separate positions is the appropriate leadership structure for us at this time. Depending on the circumstances, other leadership models, such as combining the role of Chairman with the role of Chief Executive Officer, might be appropriate. Accordingly, our board of directors intends to periodically review our leadership structure.

Lead Independent Director

The board of directors has appointed a lead independent director, currently Howard Goldberg, in order to promote independent leadership of the board. The lead independent director presides over the executive sessions of the independent directors if the Chairman of the board is not an independent director, chairs board meetings in the Chairman’s absence, and is available to engage directly with major stockholders where appropriate. The guidance and direction provided by the lead independent director reinforce the board’s independent oversight of management and contribute to communication among members of the board of directors.

Board Committees

The board of directors has established an Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Executive Committee and Mergers & Acquisitions Committee. In 2018, the board also established a Finance and Uplisting Committee whose members consisted of Messrs. Geller (Chair), Goldberg and Laffer, which met once in 2020 and was dissolved on July 14, 2020. The table below shows the number of meetings held during fiscal year 2020 and the names of the directors who served during fiscal year 2020 and currently serving on each committee.

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Committee Name	Number of Meetings Held	Committee Members
Audit	4	Mr. Geller Mr. Goldberg Mr. Greenberg (1)
Compensation	4	Mr. C. Gardner (2) Mr. Geller (2) Mr. Goldberg	Mr. Greenberg Mr. Laffer (1)
Nominating and Corporate Governance Committee	1	Mr. C. Gardner (1) Mr. Geller Mr. Goldberg
Executive	1	Mr. Greenberg (1) Mr. Goldberg	Mr. Geller
Mergers & Acquisitions Committee	2	Mr. Geller (1) Mr. Greenberg	Mr. Goldberg

(1)	Chair

(2)	The director served as a member of the committee until July 2020.

Each committee acts pursuant to a written charter adopted by our board of directors. The current charters for each board committee are available on our website, www.verifyme.com under the heading, “Investors” and the subheading, “Corporate Governance.” The information contained on our website is not a part of this proxy statement.

Audit Committee

The Audit Committee monitors the integrity of our financial statements, monitors the independent registered public accounting firm’s qualifications and independence, monitors the performance of our internal audit function and the auditors, and monitors our compliance with legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to select, evaluate and engage independent auditors for the Company. The Audit Committee reviews with the auditors and with the Company’s financial management our annual and interim financial statements and all matters relating to the annual audit of the Company. The Audit Committee also prepares the audit committee report that the SEC requires to be included in our annual proxy statement.

The Audit Committee is a separately-designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The board of directors has determined that each member of the audit committee meets the independence and financial literacy requirements applicable to audit committee members under the Nasdaq listing standards and SEC rules. The board of directors has further determined that Mr. Greenberg qualifies as an “audit committee financial expert” in accordance with the applicable rules and regulations of the SEC.

Compensation Committee

The Compensation Committee reviews, recommends and approves salaries and other compensation of the Company’s executive officers, and administers the Company’s equity incentive plans (including reviewing, recommending and approving stock option and other equity incentive grants to executive officers).

The Compensation Committee meets in executive session to determine the compensation of the Chief Executive Officer of the Company. In determining the amount, form, and terms of such compensation, the Committee considers the annual performance evaluation of the Chief Executive Officer conducted by the board in light of our goals and objectives relevant to Chief Executive Officer compensation, competitive market data pertaining to Chief Executive Officer compensation at comparable companies, and such other factors as it deems relevant, and is guided by, and seeks to promote, the best interests of the Company and its stockholders.

In addition, subject to existing agreements, the Compensation Committee determines the salaries, bonuses, and other matters relating to compensation of the executive officers of the Company using similar parameters. It sets performance targets for determining periodic bonuses payable to executive officers. It also reviews and makes recommendations to the board regarding executive and employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs (except to the extent specifically delegated to a board appointed committee with authority to administer a particular plan). In addition, the Compensation Committee approves the compensation of non-employee directors and reports it to the full board.

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The Compensation Committee also reviews and makes recommendations with respect to stockholder proposals related to compensation matters. The committee administers the Company’s equity incentive plans, including the review and grant of stock options and other equity incentive grants to executive officers and other employees and consultants.

The Compensation Committee may, in its sole discretion and at the Company’s cost, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the committee.

The board of directors has determined that each member of the Compensation Committee meets the independence requirements applicable to compensation committee members under the Nasdaq listing standards.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the board, consistent with criteria approved by the board; recommends to the board the director nominees for the next annual meeting of stockholders or special meeting of stockholders at which directors are to be elected; recommends to the board candidates to fill any vacancies on the board; develops, recommends to the board, and reviews the corporate governance guidelines applicable to the Company; and oversees the evaluation of the board and management.

In recommending director nominees for the next annual meeting of stockholders, the Nominating and Corporate Governance Committee ensures the Company complies with its contractual obligations, if any, governing the nomination of directors. It considers and recruits candidates to fill positions on the board, including as a result of the removal, resignation or retirement of any director, an increase in the size of the board or otherwise. The committee conducts, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the board and such candidate’s compliance with the independence and other qualification requirements established by the committee. The committee also recommends candidates to fill positions on committees of the board.

In selecting and recommending candidates for election to the board or appointment to any committee of the board, the committee does not believe that it is appropriate to select nominees through mechanical application of specified criteria. Rather, the committee shall consider such factors at it deems appropriate, including, without limitation, the following: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly-held company; experience in the Company’s industry; experience as a board member of another publicly-held company; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other directors of the Company; practical and mature business judgment; and composition of the board (including its size and structure).

The committee develops and recommends to the board a policy regarding the consideration of director candidates recommended by the Company’s stockholders and procedures for submission by stockholders of director nominee recommendations.

In appropriate circumstances, the committee, in its discretion, will consider and may recommend the removal of a director, in accordance with the applicable provisions of our Amended and Restated Articles of Incorporation and Bylaws. If we are subject to a binding obligation that requires director removal structure inconsistent with the foregoing, then the removal of a director shall be governed by such instrument.

The committee oversees the evaluation of the board and management. It also develops and recommends to the board a set of corporate governance guidelines applicable to us, which the committee shall periodically review and revise as appropriate. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention.

The board of directors has determined that each member of the Nominating and Corporate Governance Committee meets the director independence requirements of the Nasdaq listing standards.

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Executive Committee

The Executive Committee acts on behalf of the board between regularly scheduled board meetings, and subject to certain limitations imposed by applicable legal or regulatory requirements, may exercise during such intervals, all of the powers of the board in the management of the business, affairs and property of our Company other than: (i) the filling of vacancies on the board; (ii) approving or adopting, or recommending to the shareholders, any action or matter; (iii) adopting, amending or repealing the our Amended and Restated Bylaws; and (iv) those matters that are specifically delegated to other committees of the board or that are under active review by the board or a board committee, unless the board specifically determines otherwise.

Mergers & Acquisitions Committee

The Mergers & Acquisitions Committee is empowered to review and assess, and assist the board in reviewing and assessing, potential mergers, acquisitions, joint ventures and strategic investments. In addition, the committee is empowered to assist management in identifying and reviewing merger and acquisition opportunities and is charged with assessing the associated risk to the Company and making recommendations with respect to the terms thereof to the board. The committee is also charged with planning of, and evaluating the execution of, integrations of merger and acquisition transactions.

Board Diversity

Our Board believes that diversity can strengthen board performance. While we do not have a formal policy on diversity, the board considers diversity to include the skill set, background, reputation, type and length of business experience, diversity with respect to characteristics, such as gender, race and ethnicity of the board members as well as a particular nominee’s contributions to that mix. The board believes that diversity brings a variety of ideas, judgments and considerations that benefit the Company and its stockholders. Although there are many other factors, the board seeks individuals with experience on operating and growing businesses.

Director Attendance at Annual Meetings

Although the Company does not have a policy regarding director attendance of our annual meeting of stockholders, board members are encouraged to attend. Patrick White and Norman Gardner attended the 2020 annual meeting of stockholders.

Role of the Board in Risk Oversight

The Company’s risk management function is overseen by the board. This oversight is conducted in part through the board’s committees. Our Audit Committee focuses on risks associated with financial matters, particularly financial reporting and disclosures, accounting, internal control over financial reporting, financial policies, and compliance with legal and regulatory matters related to accounting and financial reporting. Our Nominating and Corporate Governance Committee focuses on the oversight of risks associated with our corporate governance, including board membership and structure. Our Compensation Committee focuses on the oversight of risks arising from our compensation policies and programs.

While our board committees have certain oversight responsibilities, the full board retains responsibility for general oversight of risk. Our Chairman works closely together with other members of the board when material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, our independent directors may conduct the assessment. In addition, our management keeps the board apprised of material risks and provides its directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks.

Code of Business Conduct and Ethics

The board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations and the prompt reporting of illegal or unethical behavior, and accountability for adherence to the Code of Ethics. The Code of Ethics is available on our website at www.verifyme.com/code-of-conduct. The information contained on our website is not a part of this proxy statement.

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Anti-Hedging Policy

We have a no hedging policy that prohibits directors, officers and employees from engaging in transactions that hedge or offset any decrease in the market value of equity securities granted as compensation.

Stockholder Communications

Stockholders may send correspondence by mail to the full board of directors or to individual directors. Stockholders should address correspondence to the board of directors or individual board members in care of: VerifyMe, Inc., 75 S. Clinton Ave, Suite 510, Rochester, New York 14604, Attention: Corporate Secretary.

All stockholder correspondence will be compiled by our Corporate Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy, or similar substantive matters will be forwarded to the board of directors, the individual director, one of the aforementioned committees of the board, or a committee member for review. Correspondence relating to ordinary business affairs or those matters more appropriately addressed by our officers or their designees will be forwarded to such persons accordingly.

MANAGEMENT AND EXECUTIVE OFFICERS

We are currently served by four executive officers, Mr. White, Ms. Gezerlis, Mr. Goldstein and Mr. Fliderman.

Patrick White, age 68, is our President and Chief Executive Officer. Additional information about Mr. White can be found under “Proposal One: Election of Directors.”

Margaret Gezerlis, age 40, has been our Chief Financial Officer since May 2018. In November 2018, Ms. Gezerlis became our employee. Ms. Gezerlis was previously an employee of the CFO Squad LLC from February 2018 until November 2018, where she worked as an independent contractor for the Company. Previously, Ms. Gezerlis was a Financial Reporting Manager at Bankrate.com from March 2017 until February 2018. Prior to her position at Bankrate.com, Ms. Gezerlis was a financial reporting manager for Westport Fuel Systems Inc. (Nasdaq:WPRT), previously Fuel Systems Solutions, Inc. (Nasdaq:FSYS), from September 2015 to November 2016, a senior financial analyst from March 2014 to September 2015 and a performance services manager for Workiva Inc. (NYSE:WK) from June 2012 to March 2014. Ms. Gezerlis holds an international accounting qualification from the Association of Chartered Certified Accountants.

Keith Goldstein, age 53, has served as the acting Chief Operating Officer of the Company since September 2017. Mr. Goldstein is the manager and principal of POC Advisory Group, LLC, which provides business advisory services, since May 2017. We contract with POC Advisory Group, LLC for Mr. Goldstein’s services. Mr. Goldstein was the Chief Executive Officer of Infinacom, a provider of biometric based security solutions, from April 2018 until March 2019. He was previously Chief Executive Officer of ABCorp., North America, a supplier of secure payment, retail and identification cards, vital record and transaction documents, systems and services to governments and financial institutions, from 2011 until April 2017, and has provided professional sales and advisory services to ABCorp. since April 2017.

Sandy Fliderman, age 44, has been the Company’s Chief Technology Officer since 2015. Mr. Fliderman is the President and Co-Founder of Industry FinTech Inc. since February 1, 2017. Prior to his current role with the Company, Mr. Fliderman was the Chief Information Officer at VEEDIMS, LLC, an Internet of Things technology company specializing in data collection and distribution in the aerospace and marine industries. In addition, IT/IS, R&D and Operations, Mr. Fliderman lead the charge for VEEDIMS, LLC to attain the AS9100 and ISO9001:2008 certifications needed to do business in the aerospace markets. Mr. Fliderman started his career working on the trading floor at JPMorgan Chase & Co. (NYSE:JPM) for a number of years before founding the NYC based digital creative agency called Zaah where he was Chief Technology Officer and Founder for almost 15 years. Mr. Fliderman was co-inventor on a number of patents and created the technology behind VerifyMe.

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EXECUTIVE COMPENSATION

This proxy statement contains information about the compensation earned and paid to our named executive officers during fiscal year 2020 and fiscal year ended December 31, 2019 (“fiscal year 2019”). For fiscal year 2020, in accordance with the executive compensation disclosure rules and regulations of the SEC, we determined that the following officers were our named executive officers:

•	Patrick White, our President and Chief Executive Officer;

•	Keith Goldstein, our acting Chief Operating Officer; and

•	Margaret Gezerlis, our Chief Financial Officer.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Stock Awards ($) (1)		Option Awards ($) (1)		All Other Compensation ($) (2)	Total Compensation ($)
Patrick White	2020	186,629	(3)	375,600	(3)	90,563	(5)	14,400	667,192
CEO	2019	200,000	(3)	--	(4)	89,075		14,400	303,475

Keith Goldstein (6)	2020	174,000		17,750		78,283		14,400	284,433
Acting COO	2019	170,000		--		163,286		14,400	347,686

Margaret Gezerlis	2020	138,640		17,750		13,716		12,000	182,106
CFO	2019	84,000		--		27,280		12,000	123,280

(1)	Represents the grant date fair value of the stock award and option award, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 718, “Compensation – Stock-based Compensation,” or ASC 718. The assumptions used in calculating the grant date fair value of the option awards are set forth in Note 1 of the financial statements to our Form 10-K for the year ended December 31, 2020.

(2)	The amounts shown in this column reflect amounts paid by us to or on behalf of each named executive officer for medical insurance reimbursement.

(3)	Pursuant to Mr. White’s Employment Agreement and Amendments to the Employment Agreement, $50,000 of his annual salary was deferred for each year of the three-year term beginning August 15, 2017, for a total deferred salary of $150,000. In lieu of a cash payment the Company issued Restricted Stock awards to Mr. White in the amount equal to his total deferred compensation. See “Employment and Consulting Agreements with Named Executive Officers” below. Includes the aggregate grant date fair value of the restricted stock awards granted to Mr. White for his service as a CEO, and in lieu of his deferred annual salary, calculated in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the restricted stock awards are set forth in Note 1 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(4)	Previously reported 2019 figures reflected expenses based on the vesting schedule of the award and have been adjusted to reflect the aggregate grant date fair value of the restricted stock awards at the date of grant.

(5)

Represents the change in fair value by applying FASB ASC 718 “Compensation—Stock Compensation” modification accounting for a three-year extension on the expiration for 140,000 options previously granted to Mr. White, now expiring August 15, 2025. All other terms with respect to the options remained the same.

(6)

We have a consulting agreement with POC Advisory Group, LLC, of which Mr. Goldstein is the managing member, pursuant to which Mr. Goldstein serves as the Company’s acting Chief Operating Officer. The Company compensates POC Advisory Group, LLC for Mr. Goldstein’s time at a rate of $14,500 per month.

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Employment and Consulting Agreements with Named Executive Officers

Patrick White - Chief Executive Officer

The Company entered into an Employment Agreement, dated as of August 15, 2017, with Patrick White, the Chief Executive Officer of the Company, with an annual salary of $200,000. Mr. White agreed to defer $50,000 each year until August 15, 2019 in order to improve the Company’s liquidity. On August 13, 2019, Mr. White entered into an Amendment to his Employment Agreement, extending it for one year at the same base annual salary of $200,000 and deferring the $100,000 he was owed and $50,000 of his current salary until August 15, 2020. In connection with the Amendment, the board granted Mr. White immediately vesting incentive stock options under the Company’s 2017 Equity Incentive Plan (the “2017 Plan”) for 10,000 shares of common stock that expires five-years from the date of grant with an exercise price of $7.00 per share. On April 16, 2020, we awarded Mr. White a restricted stock award of 37,500 shares of our common stock in lieu of the $150,000 in deferred salary. The restricted stock award vested in full on April 16, 2021. In the event of Mr. White’s termination without cause, Mr. White is entitled to receive any unpaid salary and expenses, a payment equal to 12 months of his salary, and a continuation of benefits for six months. In connection with his 2017 Employment Agreement and a Consulting Agreement, dated as of June 2, 2017, he received grants of options for 100,000 shares of common stock that expire five years from the date of grant with an exercise price of $3.50 per share, and on April 17, 2018, he received options for 40,000 shares of common stock which expire five years from the date of grant and have an exercise price of $3.50 per share. These awards were amended in April 2020 to extend the term such that the options expire eight years from the date of grant. All of Mr. White’s stock options are vested. In the event Mr. White is terminated or his title as Chief Executive Officer changes within 12 months following a change in control, Mr. White will be entitled to receive any unpaid salary and expenses, a payment equal to 18 months of his salary at the rate in effect on the date of such termination, and a continuation of benefits for a period of 18 months. On May 19, 2020, we agreed to extend Mr. White’s Employment Agreement until August 15, 2021 and to include automatic renewal provisions for one-year terms. On August 15, 2020, the deferral of Mr. White’s salary ended and his salary was restored to its full amount of $200,000. On October 12, 2020, we and Mr. White entered into a further amendment to Mr. White’s employment agreement to increased Mr. White’s annual base salary to $280,000, effective immediately. In addition, the term of Mr. White’s Employment Agreement will be extended for a period of not less than 18 months from and after a Change of Control (as the term is defined in the Employment Agreement), and Mr. White’s surviving spouse or estate will be entitled to certain payments upon his death following a Change of Control.

Keith Goldstein - Acting Chief Operating Officer

On September 1, 2017, the Company entered into a six-month Consulting Agreement pursuant to which Mr. Goldstein served as our acting Chief Operating Officer and received a monthly fee of $10,000 per month plus 4% of any sales made by Mr. Goldstein on behalf of the Company. Mr. Goldstein was granted options to purchase 40,000 shares of our common stock with an exercise price of $2.00 per share and a five-year term that vested in equal monthly increments over the initial six-month term.

On March 1, 2018, the Company amended the Consulting Agreement with POC Advisory Group, LLC, an entity controlled by Mr. Goldstein, for a one-year term which expired on February 28, 2019, under which Mr. Goldstein received a monthly fee of $12,500 per month. The amendment provided Mr. Goldstein with additional options to purchase 20,000 shares of our common stock with an exercise price of $10.51 per share that have a five-year term. Options with respect to 10,000 shares vested upon execution of the amendment and options with respect to the remaining 10,000 shares vested on February 28, 2019. The amendment also terminated Mr. Goldstein’s right to the 4% sales commission. In February 2019, the Company agreed to renew Mr. Goldstein’s agreement on a month-to-month basis on the terms of the amendment, pending board approval of a new agreement. On April 9, 2019, we entered into a Second Amendment to the Consulting Agreement with POC Advisory Group, LLC.

On March 1, 2021, the Company entered into an Amended and Restated Consulting Agreement with POC Advisory Group, LLC. The key provisions of the Amended and Restated Consulting Agreement include the following:

•	Mr. Goldstein receives an aggregate annual fee of $214,400 payable in equal monthly installments during the 12-month term of the agreement for services provided;

•	Mr. Goldstein received a grant of 10,000 shares of restricted stock under the Company’s 2020 Equity Incentive Plan. The shares vest in equal quarterly installments over the 12-month term of the agreement, subject to Mr. Goldstein performing services for the Company as of each applicable vesting date;

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The Consulting Agreement provides for the extension of the expiration date to March 1, 2026 for the Consultant’s existing options to purchase an aggregate of 80,000 shares of Company common stock, and provides Mr. Goldstein with a 2% sales commission on sales in excess of $500,000 for the year ended December 31, 2021, excluding sales related to acquired businesses. The Consulting Agreement, as amended, may be terminated at any time by the Company for cause. If terminated without cause, Mr. Goldstein is entitled to any unpaid fees and any unpaid and accrued expenses. The Consulting Agreement, as amended, contains non-compete provisions prohibiting Mr. Goldstein from competing with us during the term of the Consulting Agreement and for one year after termination.

Margaret Gezerlis - Chief Financial Officer

On May 17, 2018, we appointed Margaret Gezerlis as our Chief Financial Officer and entered into a Consulting Agreement with Ms. Gezerlis under which the Company agreed to pay Ms. Gezerlis a $1,000 signing bonus and a consulting fee of $1,500 per month. Prior to her appointment, Ms. Gezerlis had been an employee of the CFO Squad LLC since February 2018 and had provided services to the Company through her employment at CFO Squad LLC.

On November 15, 2018, we entered into an Employment Agreement with Ms. Gezerlis with an initial term of one year, which automatically renews for additional one-year terms until either party gives 30-day notice of non-renewal or otherwise terminates the agreement according to its terms. Under the Employment Agreement, Ms. Gezerlis is entitled to an annual base salary of $84,000 per year as well as a monthly stipend of $1,000 in lieu of benefits. The Employment Agreement also provides that Ms. Gezerlis’ annual base salary will increase to $145,000 upon the successful listing of our common stock on a national securities exchange. On June 18, 2020, upon the listing of our common stock and warrants to purchase common stock on The Nasdaq Capital Market, Ms. Gezerlis’ annual base salary increased to $145,000 and she received the money accrued for the interim salary increase. Additionally, pursuant to the Employment Agreement, on March 11, 2019, Ms. Gezerlis was granted options to purchase 2,000 shares of common stock at an exercise price of $16.05 per share. The options vested quarterly in equal installments over one year. The Employment Agreement can be terminated by us for cause or by Ms. Gezerlis for good reason. Additionally, by its terms the Employment Agreement terminates automatically upon a change of control. If terminated by us without cause or by Ms. Gezerlis with good reason Ms. Gezerlis is entitled to any accrued and unpaid salary and expenses, a payment equal to 12 months of her then base salary, and six months of benefits. If the Employment Agreement terminates due to a change of control of our company, Ms. Gezerlis will be entitled to a payment equal to 18 months of her then base salary and 18 months of benefits. If terminated upon us giving notice of non-renewal and she remains employed until the end of the respective term, Ms. Gezerlis is entitled to any accrued and unpaid salary and expenses and six months of benefits.

On January 7, 2020, Ms. Gezerlis received a grant of stock options for 4,000 shares of common stock that expire in five-years which are exercisable at $3.50 per share and vest quarterly over 2020 subject to continued service as an officer on each applicable vesting date. In April 2020, the Company approved a salary increase of $4,000 per month, effective January 1, 2020, to a total of $11,000 per month, for Ms. Gezerlis, half of which we deferred and paid in full upon the closing of our June 2020 public offering of our securities. Ms. Gezerlis now receives the full amount of the salary increase on a monthly basis. On May 7, 2020, Ms. Gezerlis became entitled to receive a commission equal to 5.0% of the gross sales price of Company products and services sold by Ms. Gezerlis beginning on April 21, 2020.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards for our Named Executive Officers as of December 31, 2020.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Patrick White	140,000	-	3.50	8/15/2025	97,500	351,000
	10,000	-	7.00	8/14/2025	-	-
Keith Goldstein	20,000(1)	-	10.51	3/1/2023	-	-
	40,000(1)	-	2.00	8/31/2022	-	-
	20,000(1)	10,000(1)	9.75	4/5/2024	-	-
Margaret Gezerlis	4,000	-	3.5	1/7/2025	-	-
	2,000	-	16.05	11/15/2023	-	-

(1) These options are held by POC Advisory Group LLC, of which Mr. Goldstein is the managing member.

DIRECTOR COMPENSATION

Our directors are eligible to receive options, restricted stock and other equity linked grants under our equity incentive plans. Board compensation is determined on an annual basis.

The following table sets forth information about the compensation earned by or paid to our directors during our fiscal year ended December 31, 2020. Please refer to the “Summary Compensation Table” above for compensation earned by Mr. White as a member of the board of directors.

Name	Stock Options ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total Compensation ($)
Norman Gardner	63,349(3)	150,400	167,595(4)	381,344
Howard Goldberg	94,477	131,600	-	226,077
Marshall Geller	84,112	150,400	-	234,512
Dr. Arthur Laffer	80,392	56,400	-	136,792
Christopher Gardner	68,580	56,400	-	124,980
Scott Greenberg	34,290	94,000	-	128,290

(1)	Amounts reported represent the aggregate grant date fair value of awards granted without regards to forfeitures granted to the independent members of our board of directors during 2020, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the director. The assumptions used in calculating the grant date fair value of the option awards are set forth in Note 1 to our audited financial statements for the year ended December 31, 2020.

(2)	Represents the aggregate grant date fair value of the restricted stock awards granted in 2020 annually.

(3)	Represents the change in fair value by applying FASB ASC 718 “Compensation—Stock Compensation” modification accounting for a three-year extension on the expiration for 90,000 options previously granted to Mr. Gardner, now expiring June 28, 2025. All other terms with respect to the options remained the same.

(4)	Prior to his retirement on April, 15, 2021, Mr. Gardner received a monthly consulting fee of $12,500 and was reimbursed up to $1,000 a month for health insurance and other medical expenses.

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The table below sets forth the unexercised options held by each of our non-employee directors outstanding as of December 31, 2020.

Name	Aggregate Number of Unexercised Option Awards Outstanding at December 31, 2020
Norman Gardner	98,300(1)
Chris Gardner	20,000(2)
Marshall Geller	23,000(3)
Howard Goldberg	25,000(4)
Scott Greenberg	10,000(2)
Arthur Laffer	23,000(5)

(1)	90,000 options have an expiration date of June 29, 2025 and the exercise price is $3.50 per share. 3,300 options have an expiration date of December 21, 2026 and an exercise price of $5.50 per share. 5,000 options have an expiration date of December 31, 2026 and an exercise price of $12.50 per share.

(2) The options have an expiration date of January 6, 2025 and an exercise price of $3.505.

(3) 20,000 options have an expiration date of January 6, 2025 and an exercise price of $3.505. 3,000 options expire on May 27, 2025 and have an exercise price of $5.295.

(4) 20,000 options have an expiration date of January 6, 2025 and an exercise price of $3.505. 5,000 options expire on May 27, 2025 and have an exercise price of $5.295.

(5) 20,000 options have an expiration date of January 6, 2025 and an exercise price of $3.505. 3,000 options expire on April 16, 2025 and have an exercise price of $4.025.

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SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the number of shares of our common stock beneficially owned as of April 21, 2021, by: (i) those persons known by us to be owners of more than 5% of its common stock; (ii) each director; (iii) our named executive officers (as disclosed in the Summary Compensation Table); and (iv) our executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: VerifyMe, Inc., 75 S. Clinton Avenue, Suite 510, Rochester, New York 14604. We also have 0.85 share of Series B Convertible Preferred Stock outstanding held by the Estate of Claudio Ballard.

Beneficial Owner	Amount of Beneficial Ownership of Common Stock (1)	Percent of Common Stock Beneficially Owned (1)
Named Executive Officers:
Patrick White	237,657(2)	3.14%
Sandy Fliderman	68,728(3)	*
Keith Goldstein	95,000(4)	1.27%
Margaret Gezerlis	15,250(5)	*
Directors:
Chris Gardner	76,818(6)	1.03%
Marshall Geller	308,782(7)	4.15%
Howard Goldberg	146,136(8)	1.96%
Scott Greenberg	54,606(9)	*
Arthur Laffer	131,921(10)	1.77%
All current directors and executive officers as a group (9 persons)	1,134,898	14.08%

* indicates less than 1%

(1)	Based on 7,420,811 shares of common stock issued and outstanding as of April 21, 2021. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options or warrants. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. This table does not include any unvested stock options or warrants except for those vesting within 60 days. As for the 5% stockholders, we are relying upon reports filed by each 5% stockholder with the SEC.

(2)	Includes 60,000 of time-vested restricted stock that vest in full on August 5, 2021, and 140,000 and 10,000 shares of common stock underlying stock options exercisable at $3.50 per share and $7.00 per share, respectively.

(3)	Includes 33,614 shares of common stock and 25,614 shares of common stock underlying warrants exercisable at $4.60 per share held by Industry Private Capital LLC, which are beneficially owned by Mr. Fliderman. Mr. Fliderman is the majority owner and co-manager of Industry Private Capital LLC.

(4)	Includes 20,000 shares of common stock underlying stock options exercisable at $9.75 per share, 40,000 shares of common stock underlying stock options exercisable at $2.00 per share and 20,000 shares of common stock underlying stock options exercisable at $10.51 per share all of which are held by POC Advisory Group LLC, which are beneficially owned by Mr. Goldstein. Mr. Goldstein is the managing member and primary owner of POC Advisory Group LLC.

(5)	Includes 2,000 shares of common stock underlying stock options exercisable at $16.05 per share and 4,000 shares of common stock underlying stock options exercisable at $3.505 per share.

(6)	Includes 15,000 shares of time-vested restricted stock that vests in full on August 5, 2021, 16,009 shares of common stock underlying warrants exercisable at $4.60 per share and 10,000 and 10,000 shares of common stock underlying stock options exercisable at $3.505 per share.

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(7)	Includes 40,000 shares of time-vested restricted stock that vests in full on August 5, 2021 held by the Marshall & Patricia Geller Living Trust (the “Geller Trust”), which are beneficially owned by Mr. Geller, 157,341 shares of common stock held by Geller Trust, 7,000 shares of common stock underlying warrants exercisable at $4.60 per share held by the Geller Trust, 3,000 shares of common stock underlying stock options exercisable at $5.295 per share held by the Geller Trust, 10,000 and 10,000 shares of common stock underlying stock options exercisable at $3.505 per share held by the Geller Trust, 31,941 shares of common stock underlying warrants exercisable at $4.60 per share held by the Geller Trust, 14,300 shares of common stock underlying warrants exercisable at $7.50 per share held by the Geller Trust, 22,880 shares of common stock underlying warrants exercisable at $7.50 per share held by the Geller Trust, and 12,320 shares of common stock underlying warrants exercisable at $7.50 per share held by the Geller Trust.

(8)	Includes 35,000 shares of time-vested restricted stock that vests in full on August 5, 2021, 4,290 and 28,600 shares of common stock underlying warrants exercisable at $7.50 per share, 5,000 shares of common stock underlying stock options exercisable at $5.295 per share, and 10,000 and 10,000 shares of common stock underlying stock options exercisable at $3.505 per share. Mr. Goldberg’s shares are held directly in a pledged account with Merrill Lynch, but as of April 21, 2021, no debt is outstanding in this account.

(9)	Includes 25,000 shares of time-vested restricted stock that vests in full on August 5, 2021, 10,000 shares of common stock underlying stock options exercisable at $3.505 per share, and 6,403 shares of common stock underlying warrants exercisable at $4.60 per share.

(10)	Includes 15,000 shares of time-vested restricted stock that vests in full on August 5, 2021, 25,600 and 10,800 shares of common stock underlying warrants exercisable at $4.60 per share, 10,000 and 10,000 shares of common stock underlying stock options exercisable at $3.505 per share, and 3,000 shares of common stock underlying stock options exercisable at $4.025 per share.

The beneficial ownership for each of our non-employee directors does not include grants of 29,002 restricted stock units, which convert into common stock on a one-for-one basis, that were granted under the VerifyMe, Inc. 2020 Equity Incentive Plan, and vest on January 19, 2022, subject to continuous service as a member of the board of directors.

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PROPOSAL TWO:
TO APPROVE, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”);

Section 14A of the Securities Exchange Act of 1934, as amended, requires us to provide our shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers (referred to as a “say-on-pay” vote). At our 2018 annual meeting of shareholders, we recommended, and our shareholders approved, that we hold this non-binding, advisory vote on executive compensation every three years. Our board of directors subsequently adopted this preference, and we are providing our shareholders with a say-on-pay vote this year. The next required vote on the frequency of the advisory vote on executive compensation will occur at our 2024 annual meeting of shareholders.

The primary goal of our compensation program is to align the interests of our named executive officers with those of our shareholders to achieve long-term growth. As detailed in the “Executive Compensation” section of this proxy statement, our objectives with respect to executive compensation are to attract, motivate, and retain a highly-qualified and effective executive management team. Our compensation policies are designed to motivate our management to achieve our business objectives, to reward them for achievement, to foster teamwork, to support our core values and to contribute to our long-term success. Our compensation policies for our named executive officers are designed to link pay to both performance, taking into account the level of difficulty associated with each executive’s responsibilities, and shareholder returns over the long term. To achieve these objectives, our compensation committee, in conjunction with a third-party compensation consultant, when appropriate, reviews and evaluates our executive compensation program. In addition, our executive compensation program ties a substantial portion of each executive’s overall compensation to attainment of key business and operational goals. The “Executive Compensation” section of this proxy statement describes in detail our executive compensation program and the decisions made by our compensation committee.

We are asking our shareholders to indicate their support and approval for our named executive officer compensation as described in the “Executive Compensation” section of this proxy statement. We believe that our compensation program for our named executive officers is designed to create value for our shareholders over the long term and appropriately aligns pay with performance.

For the reasons summarized above, and as discussed in more detail in the “Executive Compensation” section of this proxy statement, our board of directors is asking our shareholders to vote for the following advisory resolution:

RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables, and related narrative discussion, is hereby approved.

The say-on-pay vote is advisory, and therefore it is not binding on our compensation committee or our board of directors. Nevertheless, our board of directors and our compensation committee value the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for our named executive officers.

Vote Required

The affirmative vote of a majority of the shares cast on this proposal is required for approval of the say-on-pay proposal.

The board of directors recommends that you vote FOR the proposal to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”).

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PROPOSAL THREE:
TO APPROVE THE COMPANY’S 2021 STOCK PURCHASE PLAN;

We are asking our stockholders to approve the adoption of the VerifyMe, Inc. 2021 Stock Purchase Plan (the “2021 Plan”). Our board of directors (the “Board”) approved and adopted the 2021 Plan on April 26, 2021, subject to stockholder approval. The 2021 will become effective on June 10, 2021, upon the approval of the 2021 Plan by our stockholders.

The closing stock price of a share of the Company’s common stock as reported on the Nasdaq Stock Market on April 21, 2021, our record date, was $4.17.

Description of the 2021 Plan

The full text of the 2021 Plan is attached to this proxy statement as Exhibit A. The principal terms of the 2021 Plan are described below, but the description is qualified in its entirety by reference to the 2021 Plan itself. In the event of a conflict between the description and the terms of the 2021 Plan itself, the terms of the 2021 Plan will govern.

Purpose

The purpose of the 2021 Plan is to provide eligible employees, directors and consultants of the Company and its designated affiliates with an opportunity to purchase shares of common stock, thereby increasing their interest in the Company’s continued success. The 2021 Plan is not intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

Administration

The 2021 Plan will be administered by the Compensation Committee (the “Committee”) of the Board. Under the 2021 Plan, each member of the Committee is required to be, and currently is, both a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and a non-employee director meeting the independence requirements for compensation committee members under the rules and regulations of the exchange on which the Company’s shares of common stock are traded.

As administrator, the Committee has the authority to construe, interpret and apply the terms of the 2021 Plan, and to establish such other limitations or procedures as the Committee determines advisable that are consistent with the 2021 Plan. The Committee may authorize any one or more of its members or any officer or employee of the Company to at act as the administrator of the 2021 Plan and to execute and deliver documents or to take any other action on behalf of the Committee with respect to offerings under the 2021 Plan, subject to the requirements of applicable laws.

No member of the Board or the Committee, nor the administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the 2021 Plan, and all members of the Board and the Committee, and the administrator shall be fully protected by the Company in respect to any such action, determination or interpretation, and the Company will indemnify such individuals against any such liability.

Authorized Shares

The maximum number of shares of common stock reserved and available for issuance under the 2021 Plan will be 500,000 shares. Shares of common stock issued pursuant to the 2021 Plan may be authorized but unissued shares, treasury shares, reacquired shares or any combination thereof.

Offerings

Unless the administrator determines otherwise, the 2021 Plan will have consecutive offering periods, with a new offering period commencing on the first trading day on or after March 1 and September 1 of each year, and terminating, respectively, on the last trading day on or before the following August 31 and February 28.

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Eligible Individuals

Eligible individuals for an offering will include: (a) each employee of the Company or a designated affiliate, unless otherwise excluded by the administrator for such offering; (b) each member of the Board, unless otherwise excluded by the Board for such offering; and (c) each consultant who is designated by the administrator to participate in the offering; in each case, who has been or will have been in the employment or service of the Company and its affiliates for at least three months prior to the applicable enrollment date. An eligible consultant must be a natural person who provides bona fide services to the Company or a designated affiliate (other than services in connection with the offer or sale of securities in a capital-raising transaction or which directly or indirectly promote or maintain a market for the Company’s securities).

As of April 21, 2021, approximately 1 employee and 5 non-employee directors would have been eligible to participate in the 2021 Plan had it been in place as of such date. No consultants would have been eligible to participate in the 2021 Plan had it been in place as of such date because no consultants have yet been designated as eligible to participate in the 2021 Plan, but the Company estimates that approximately 6 consultants will be allowed to participate in the 2021 Plan if it is approved by our stockholders.

Participation

An eligible individual may participate in an offering under the 2021 Plan by submitting to the Company or its designated representative, at least 10 days prior to the applicable enrollment date, a properly completed subscription agreement authorizing contributions in the form provided by the administrator for such purpose, or by following an electronic or other enrollment procedure determined by the administrator.

At the time an eligible individual who is an employee enrolls in an offering, he or she may elect to have payroll deductions made on each pay day during the offering period in an amount not to exceed $25,000 per offering period. A participating employee may not change his or her payroll deductions during an offering period, unless otherwise provided by the administrator.

The administrator may permit all participants in an offering to contribute amounts by cash, check or other means set forth in the subscription agreement prior to the exercise date of an offering period; provided, however, the aggregate contributions of a participant by any means for an offering may not exceed $25,000 per offering period.

If an offering period is any period other than six months, then the foregoing $25,000 limits will be adjusted proportionately to reflect the length of the offering period.

All contributions made for a participant will be credited to his or her plan account. No interest will accrue on the contributions of a participant credited to his or her plan account.

A participant may withdraw all, but not less than all, the contributions credited to his or her plan account and not yet used to exercise his or her option under the plan at any time before the 10-day period preceding an exercise date. In the event of withdrawal, a participant’s option for the offering period will be automatically terminated, and no further contributions for the purchase of shares will be made for such offering period.

Grant of Options

On the enrollment date of each offering period, each participant will be granted an option to purchase up to a number of shares of common stock determined by dividing such participant’s contributions accumulated prior to the applicable exercise date by the applicable purchase price; provided that in no event will a participant be permitted to purchase during an offering period more than that number of whole shares of common stock determined by dividing $25,000 by the fair market value of a share of common stock on the enrollment date of such offering period and further provided that, if the offering period is any period other than six months, then the foregoing limit shall be adjusted proportionately to reflect the length of the offering period. An option and a participant’s rights and interest under the option, may not be sold, assigned or transferred, hypothecated or encumbered.

The purchase price of shares of common stock acquired pursuant to the exercise of an option will be the lesser of 85% of the fair market value of a share (a) on the enrollment date, and (b) on the exercise date. The administrator may provide that the purchase price for an offering will be based solely on the fair market value of a share on the enrollment date or solely on the fair market value of a share on the exercise date, and may provide for the purchase price for an offering to be based on a percentage of the fair market value of a share greater (but in no event less) than 85%.

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Effect of Certain Events During Offering Period

Upon a participant’s ceasing to be an eligible individual, for any reason, such person will be deemed to have elected to withdraw from the offering and the contributions credited to such participant’s plan account during the offering period but not yet used to purchase shares of common stock will be returned to the participant (or, in the case of his or her death, to the executor, administrator or personal representative of the estate of the participant), and such participant’s option will be automatically terminated.

In the event of the proposed dissolution or liquidation of the Company, or a change in control of the Company, during an offering period, each outstanding option will be cancelled by the administrator as of a date prior to the effective date of the dissolution, liquidation or change in control, and all contributions shall be refunded to the participants.

Exercise of Options

Unless a participant withdraws from an offering, his or her option for the purchase of shares of common stock will be automatically exercised on the exercise date, and the maximum number of whole shares of common stock subject to the option will be purchased for such participant at the applicable purchase price with the accumulated contributions from his or her plan account. No fractional shares of common stock may be purchased. Any funds left over in a participant’s account after the exercise date will be returned to the participant.

If the administrator determines that, on a given exercise date, the number of shares of common stock with respect to which options are to be exercised may exceed (a) the number of shares of common stock that were available for sale under the 2021 Plan on the enrollment date of the applicable offering period, or (b) the number of shares of common stock available for sale under the 2021 Plan on such exercise date, the administrator may in its sole discretion provide that the Company will make a pro rata allocation of the shares of common stock available for purchase on such enrollment date or exercise date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase common stock on such exercise date.

Tax Withholding

The Company and designated affiliates will have the authority and right to deduct or withhold from any payment made, or require a participant to remit to the Company or designated affiliate, the federal, state or local income or other taxes required by law to be withheld with respect to the exercise or other taxable event of any option. The administrator may permit a participant to elect to pay a portion or all of such taxes with respect to an option, at such time and in such manner as the administrator deems to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, shares of common stock or other property, or any combination thereof, that would otherwise be distributed, or have been distributed, as the case may be, pursuant to the option having a fair market value equal to the amount required to be withheld.

Delivery of Shares

As soon as reasonably practicable after each exercise date on which a purchase of shares of common stock occurs, the Company will arrange the delivery to each participant of the shares purchased upon exercise of his or her option in a form determined by the administrator (in its sole discretion) and pursuant to rules established by the administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time, and/or may establish procedures to permit tracking of dispositions of shares.

Holding Period

Except as otherwise permitted by the administrator for tax withholding, shares of common stock received by a participant pursuant to the exercise of an option must be held for a period of at least 90 days following the exercise date.

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Amendment and Termination

The 2021 Plan may be amended in whole or in part at any time and from time to time by the Board. An amendment to the 2021 Plan must be approved by our stockholders if such amendment would authorize the sale of more shares than are then authorized for issuance under the 2021 Plan or would reduce the minimum purchase price.

The 2021 Plan may be suspended in whole or in part at any time and from time to time by the administrator. The 2021 Plan will terminate upon the adoption of a resolution of the Board terminating the 2021 Plan. No option may be granted under the 2021 Plan after the date that is 10 years from the date the 2021 Plan was last approved by our stockholders.

Certain U.S. Federal Income Tax Consequences

The following discussion is intended to provide only a general outline of the U.S. federal income tax consequences of participation in the 2021 Plan and the receipt and exercise of options, and sale of shares acquired from such exercise, thereunder by participants subject to U.S. taxes. It does not address any other taxes imposed by the United States, taxes imposed by any state or political subdivision thereof or foreign jurisdiction, or the tax consequences applicable to participants who are not subject to U.S. taxes. The discussion set forth below does not purport to be a complete analysis of all potential tax consequences relevant to participants particular circumstances. It is based on U.S. federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

Options granted under the 2021 Plan are not intended to qualify for favorable federal income tax treatment associated with options granted under an employee stock purchase plan under Section 423 of the Code.

A participating employee will be taxed on amounts withheld by payroll deductions for the purchase of shares of common stock as if such amounts were actually received, and all other contributions made by a participant will be made on an after-tax basis.

When an option is automatically exercised on the exercise date for an offering, a participant will recognize taxable ordinary income in the year the option is exercised in an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the exercise price paid. Subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. Any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain, but will not result in any further deduction for the Company.

New Plan Benefits

Participation in the 2021 Plan is voluntary and depends on each eligible individual’s election to participate. Accordingly, the benefits or amounts that will be received with respect to future purchases under the 2021 Plan are not determinable. For the same reasons, we cannot determine what benefits or amounts would have been received if the 2021 Plan had been in place during the last completed fiscal year.

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Equity Compensation Plan Information as of December 31, 2020

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	265,300	$4.98	1,071,961
Equity compensation plans not approved by security holders (2)	208,471	3.11	-
Total	473,771	4.48	1,071,961

(1)	As of December 31, 2020, under the 2020 Equity Incentive Plan (the “2020 Plan”), the 2013 Omnibus Equity Compensation Plan, as amended, (the “2013 Plan”) and the 2017 Equity Incentive Plan (the “2017 Plan”), grants of restricted stock, restricted stock units and options to purchase 240,000 shares of common stock have been issued and are unvested or unexercised, and 1,071,961 shares of common stock remain available for grants under the 2020 Plan, the 2013 Plan and the 2017 Plan.

(2)	Consists of individual grants to employees and consultants for services rendered to the Company which were not made under the Company’s existing equity incentive plans.

Vote Required

The affirmative vote of a majority of the shares cast on this proposal is required for approval of the 2021 Plan.

The board of directors recommends that you vote FOR the proposal to approve the 2021 Stock Purchase Plan.

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PROPOSAL FOUR:
RATIFICATION OF THE APPOINTMENT OF
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the accounting firm of MaloneBailey, LLP (“MaloneBailey”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The stockholders are being asked to ratify the Audit Committee’s selection of MaloneBailey.

Stockholder ratification of the selection of MaloneBailey is not required by our Bylaws or otherwise. However, the board is submitting the selection of our independent registered accounting firm to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify this appointment, the Audit Committee may, but is not required to, reconsider whether to retain MaloneBailey. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. We have been advised by MaloneBailey that a representative will be present at the Annual Meeting and will be available to respond to appropriate questions. We intend to give such representative an opportunity to make a statement if he or she should so desire.

The board of directors recommends that you vote FOR the proposal to ratify the selection of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Fees for Professional Services Provided by MaloneBailey, LLP

The following table shows fees for professional services provided by MaloneBailey during the fiscal year ended December 31, 2020, which we refer to as fiscal year 2020 and the fiscal year ended December 31, 2019, which we refer to as fiscal year 2019.

	Fiscal Year 2020	Fiscal Year 2019
Audit Fees (1)	$79,400	$57,000
Tax Fees (2)	4,500	5,000
All Other Fees (3)	56,689	8,640
Total	$140,589	$70,640

(1)	Audit fees relate to services rendered for the audits of our annual financial statements, for the review of our quarterly financial statements, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

(2)	Tax fees relate to services performed in connection with the Company’s annual tax return.

(3)	All other fees relate to services rendered in connection with our registration statement filings with the SEC.

We did not incur any audit-related fees in fiscal years 2020 or 2019.

Policy on Pre-Approval of Retention of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis. In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services. All of the services provided and fees charged by MaloneBailey were approved by our Audit Committee.

Independence Analysis by Audit Committee

The Audit Committee considered whether the provision of the services described above was compatible with maintaining the independence of MaloneBailey and determined that the provision of these services was compatible with the firm’s independence.

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REPORT OF THE AUDIT COMMITTEE

In connection with our financial statements for the fiscal year ended December 31, 2020, the Audit Committee has: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent registered public accounting firm (the “Auditors”) the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and (3) received the written disclosures and the letter from the Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Auditors’ communications with the audit committee concerning independence, and has discussed with the Auditors their independence.

Based on the review and discussions referred to in items (1) through (3) of the above paragraph, the Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

Scott Greenberg, Chair

Marshall Geller

Howard Goldberg

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a summary of transactions since January 1, 2019 to which we have been a party in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at the end of the last two recent fiscal years and in which any of our executive officers, directors, director nominees or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the sections of this proxy statement entitled “Executive Compensation” and “Director Compensation.”

On March 6, 2020, we completed the offering of $1,992,000 of senior secured convertible debentures (the “2020 Debentures”) and 498,000 warrants to purchase common stock (the “2020 Warrants”). Certain of our directors and officers participated in the offering as follows:

•	Chris Gardner - $50,000 of 2020 Debentures and 2020 Warrants for 12,500 shares;

•	Marshall Geller - $100,000 of 2020 Debentures and 2020 Warrants for 25,000 shares;

•	Scott Greenberg - $20,000 of 2020 Debentures and 2020 Warrants for 5,000 shares;

•	Arthur Laffer - $80,000 of 2020 Debentures and 2020 Warrants for 20,000 shares; and

•	Sandy Fliderman, through an entity of which he is a 51% owner and co-manager - $80,000 of 2020 Debentures and 2020 Warrants for 20,000 shares.

On June 22, 2020, we completed an underwritten public offering of units (the “Units”) consisting of one share of our common stock and a warrant to purchase one share of common stock at an exercise price equal to $4.60 per share of common stock. The public offering price was $4.60 per Unit. Marshall Geller purchased 7,000 Units in the offering for an approximate purchase price of $32,000, and Arthur Laffer purchased 10,800 Units in the offering for an approximate purchase price of $50,000.

Also on June 22, 2020, immediately upon closing of the offering described above, we cancelled the 2020 Warrants issued to the four directors and the entity related to Sandy Fliderman and in lieu thereof, the directors and the entity related to Sandy Fliderman received 0.4 share of common stock for each share formerly underlying such cancelled 2020 Warrant. As a result, Chris Gardner received 5,000 shares of common stock with approximate value of $23,000; Marshall Geller received 10,000 shares of common stock with an approximate value of $46,000; Scott Greenberg received 2,000 shares of common stock with an approximate value of $9,000; and Arthur Laffer and the entity related to Sandy Fliderman each received 8,000 shares of common stock with an approximate value of $37,000.

Also on June 22, 2020, immediately upon the closing of the offering described above, the 2020 Debentures issued to the four directors and the entity related to Sandy Fliderman were automatically converted into shares of common stock and warrants to purchase shares of common stock. As a result, Chris Gardner received 16,009 shares of common stock and warrants to purchase 16,009 shares of common stock with an approximate value of $74,000; Marshall Geller received 31,941 shares of common stock and warrants to purchase 31,941 shares of common stock with an approximate value of $150,000; Scott Greenberg received 6,403 shares of common stock and warrants to purchase 6,403 shares of common stock with an approximate value of $30,000; Arthur Laffer received 25,600 shares of common stock and warrants to purchase 25,600 shares of common stock with an approximate value of $120,000; and the entity related to Sandy Fliderman received 25,614 shares of common stock and warrants to purchase 25,614 shares of common stock with an approximate value of $120,000.

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OTHER MATTERS

As of the date of this proxy statement, the board of directors does not know of any other matters that are to be presented for action at the Annual Meeting. Should any other matter come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to the matter in accordance with their judgment.

By Order of the Board of Directors

Patrick White
President and Chief Executive Officer

Rochester, New York
April 28, 2021

We will make available at no cost, upon your written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (without exhibits), as filed with the Securities and Exchange Commission. Copies of exhibits to our Form 10-K will be made available, upon your written request and payment to us of the reasonable costs of reproduction and mailing, if any. Written requests should be made to: Corporate Secretary, VerifyMe, Inc., 75 S. Clinton Ave., Suite 510, Rochester, New York 14604.

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APPENDIX A

VERIFYME, INC.

2021 STOCK PURCHASE PLAN

Section 1.	Purpose

The purpose of the VerifyMe, Inc. 2021 Stock Purchase Plan (the “Plan”) is to provide Employees, Directors and Consultants of VerifyMe, Inc. (the “Company”) and its Designated Affiliates with an opportunity to purchase shares of Common Stock, thereby increasing their interest in the Company’s continued success. The Plan is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. The Plan will become effective on the date on which it is approved by the stockholders of the Company and shall continue until terminated in accordance with Section 6.2.

Section 2.	Definitions

2.1       “Administrator” means the Committee, or the individual(s) to which authority to administer the Plan has been delegated.

2.2       “Affiliate” means any entity in which the Company has a direct or indirect equity interest of 50 percent or more, any entity included in the audited consolidated financial statements of the Company and any other entity in which the Company has a substantial ownership interest and which has been designated as an Affiliate for purposes of the Plan by the Administrator in its sole discretion.

2.3       “Board” means the Board of Directors of the Company.

2.4       “Change in Control” has the meaning given such term in the Company’ 2020 Equity Incentive Plan, as amended or restated from time, and including any successor plan thereto.

2.5       “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated and other official guidance issued thereunder.

2.6       “Committee” means the Compensation Committee of the Board, or any successor committee that the Board may designate to administer the Plan, provided such Committee consists of two or more individuals. Each member of the Committee must be (a) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (b) a non-employee director meeting the independence requirements for compensation committee members under the rules and regulations of the Exchange on which the shares of Common Stock are traded.

2.7       “Common Stock” means the common stock, par value $0.001 per share, of the Company, and stock of any other class or company into which such shares may thereafter be changed.

2.8       “Company” means VerifyMe, Inc., a Nevada corporation.

2.9       “Consultant” means a natural person who provides bona fide services to the Company or a Designated Affiliate (other than services in connection with the offer or sale of securities in a capital-raising transaction or which directly or indirectly promote or maintain a market for the Company’s securities) and who is designated by the Administrator to participate in an Offering.

2.10    “Contributions” means the payroll and any alternative forms of contributions permitted under Section 5.4(b) to fund the purchase of shares of Common Stock pursuant to the Plan.

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2.11      “Designated Affiliate” means any Affiliate that is designated to participate in an Offering. Unless the Administrator determines otherwise for an Offering, each Affiliate shall be a Designated Affiliate.

2.12       “Director” means a non-employee member of the Board.

2.13       “Eligible Individual” for an Offering means (a) each Employee, unless otherwise excluded by the Administrator for such Offering, (b) each Director, unless otherwise excluded by the Board for such Offering, and (c) each Consultant who is designated by the Administrator to participate in the Offering; in each case who has been or will have been in the employment or service of the Company and its Affiliates for at least three months prior to the applicable Enrollment Date.

2.14       “Employee” means an individual treated as an employee of the Company or a Designated Affiliate. For purposes of the Plan, the employment relationship will be treated as continuing intact where a Participant transfers employment between the Company and/or Designated Affiliates and while an individual is on sick leave or other leave of absence that the Company or Designated Affiliate employing the individual approves or is legally protected under applicable laws. Where a period of leave of absence exceeds three months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three months and one day following the commencement of such leave.

2.15       “Enrollment Date” means the first Trading Day of each Offering Period.

2.16       “Exchange” means the Nasdaq Stock Market, or such other principal securities market on which the shares of Common Stock are traded.

2.17       “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations and interpretations thereunder.

2.18       “Exercise Date” means the last Trading Day of each Offering Period.

2.19       “Fair Market Value” of a share of Common Stock as of any specific date means the per share closing price reported by the Exchange on such date, or, if there is no such reported closing price on such date, then the per share closing price reported by the Exchange on the last previous day on which such closing price was reported.

2.20       “Offering” means an offer under the Plan of an Option for a specified Offering Period.

2.21       “Offering Period” means, the periods established in accordance with Section 5.2 during which Contributions may be made for the exercise of an Option granted pursuant to the Plan on the applicable Exercise Date.

2.22       “Option” means the right to purchase shares of Common Stock pursuant to the Plan for an Offering.

2.23       “Participant” means an Eligible Individual who elects to participate in an Offering.

2.24       “Plan Account” means a bookkeeping account established and maintained by the Company in the name of each Participant.

2.25       “Purchase Price” means an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower. The Administrator may provide that the Purchase Price for an Offering will be based solely on the Fair Market Value of a share of Common Stock on the Enrollment Date or solely on the Fair Market Value of a share of Common Stock the Exercise Date, and may provide for the Purchase Price for an Offering to be based on a percentage of the Fair Market Value of a share of Common Stock greater (but in no event less) than 85%.

2.26       “Section 409A” means Section 409A of the Code.

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2.27      “Trading Day” means a day on which the Exchange is listed is open for trading.

Section 3.	Administration

3.1       Administration and Authority. Except as otherwise specified herein, the Plan will be administered by the Administrator. The Administrator has all the powers vested in it by the terms of the Plan set forth herein, including the full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, and to establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company.

3.2       Delegation. The Committee may authorize any one or more of its members or any officer or employee of the Company to at act as the Administrator of the Plan and to execute and deliver documents or to take any other action on behalf of the Committee with respect to Offerings under the Plan, subject to the requirements of applicable laws.

3.3       Indemnification. No member of the Board or the Committee, nor the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board and the Committee, and the Administrator shall be fully protected by the Company in respect to any such action, determination or interpretation, and the Company will indemnify such individuals against any such liability.

Section 4.	Shares Subject to Plan

4.1       Available Shares. Subject to adjustment as provided in Section 4.2, the maximum number of shares of Common Stock reserved and available for grant and issuance pursuant to the Plan will be 500,000. Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares, treasury shares, reacquired shares or any combination thereof. Until shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of or broker selected by the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

4.2       Adjustments. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, reverse stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, consolidation, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, partial or complete liquidation of the Company or other extraordinary or unusual event, the Committee or Board, as applicable, will make such adjustment in (a) the class and maximum number of shares of Common Stock that may be delivered under the Plan as described in Section 4.1, and (b) the class, number and Purchase Price of outstanding Options (provided that the number of shares of any class subject to Options will always be a whole number) and the terms of such Options, as may be determined to be appropriate by the Committee or Board, as applicable, and such adjustments will be final, conclusive and binding for all purposes of the Plan.

Section 5.	Participation

5.1       Eligible Individuals. Each Eligible Individual on a given Enrollment Date for an Offering shall be eligible to participate in the Plan for such Offering, subject to the requirements of the Plan.

5.2       Offering Periods. Except as otherwise provided by the Plan, the Plan will have consecutive Offering Periods, with a new Offering Period commencing on the first Trading Day on or after March 1 and September 1 of each year, and terminating, respectively, on the last Trading Day on or before the following August 31 and February 28 (February 29 in the event of a leap year).

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5.3       Participation. An Eligible Individual may participate in an Offering under the Plan by (a) submitting to the Company’s designated representative, at least 10 days prior to the applicable Enrollment Date, a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose, or (b) following an electronic or other enrollment procedure determined by the Administrator, and in either case completing any other forms and following any procedures for enrollment in the Offering as may be established by the Administrator from time to time.

5.4	Contributions.

(a)       Payroll Contributions. At the time an Eligible Individual who is an Employee enrolls in an Offering pursuant to Section 5.3, he or she may elect to have payroll deductions made on each pay day during the Offering Period in an amount not to exceed $25,000 per Offering Period, provided that, if the Offering Period is any period other than six months, then the foregoing limit shall be adjusted proportionately to reflect the length of the Offering Period. Payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day of the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 5.7. Should a pay day occur on an Exercise Date, a Participant shall have the payroll deductions made on such day applied to his or her Plan Account under the current Offering Period, unless otherwise provided by the Administrator. A Participant may not change his or her payroll deductions during an Offering Period, unless otherwise provided by the Administrator.

(b)       Other Contributions. The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Offering Period; provided, however, the aggregate Contributions of a Participant by any means for an Offering may not exceed $25,000 per Offering Period, provided further that, if the Offering Period is any period other than six months, then the foregoing limit shall be adjusted proportionately to reflect the length of the Offering Period.

(c)       Plan Account. All Contributions made for a Participant will be credited to his or her Plan Account. No interest will accrue on the Contributions of a Participant credited to his or her Plan Account.

5.5       Grant of Option. On the Enrollment Date of each Offering Period, each Participant in such Offering Period will be granted an option to purchase on the Exercise Date for such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Participant’s Contributions accumulated prior to such Exercise Date and retained in the Participant’s Plan Account as of the Exercise Date by the applicable Purchase Price; provided that in no event will a Participant be permitted to purchase during each Offering Period more than that number of whole shares of Common Stock determined by dividing $25,000 by the Fair Market Value of a share of Common Stock on the Enrollment Date of such Offering Period and further provided that, if the Offering Period is any period other than six months, then the foregoing limit shall be adjusted proportionately to reflect the length of the Offering Period. The exercise of Options will occur as provided in Section 5.11, unless the Participant has withdrawn pursuant to Section 5.7. To the extent not exercised, the Options will expire on the last day of the Offering Period.

5.6       Transferability. An Option and a Participant’s rights and interest under the Option, may not be sold, assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner.

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5.7       Withdrawal. A Participant may withdraw all, but not less than all, the Contributions credited to his or her Plan Account and not yet used to exercise his or her Option under the Plan at any time before the 10-day period preceding an Exercise Date by (a) submitting to the Company’s designated representative a written notice of withdrawal in the form determined by the Administrator for such purpose, or (b) following an electronic or other withdrawal procedure determined by the Administrator. All of the Participant’s Contributions credited to his or her Plan Account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s Option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. Unless the Administrator determines otherwise, a Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

5.8       Termination of Eligible Individual Status During Offering Period. Upon a Participant’s ceasing to be an Eligible Individual, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s Plan Account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the executor, administrator or personal representative of the estate of the Participant, or such other individual as may be prescribed by applicable law, and such Participant’s Option will be automatically terminated.

5.9       Certain Corporate Events During Offering Period. In the event of the proposed dissolution or liquidation of the Company, or a Change in Control of the Company, during an Offering Period, each outstanding Option will be cancelled by the Administrator as of a date prior to the effective date of the dissolution, liquidation or Change in Control, and all Contributions shall be refunded to the Participants.

5.10	Exercise of Option.

(a)       Unless a Participant withdraws from the Plan as provided in Section 5.7, his or her Option for the purchase of shares of Common Stock will be automatically exercised on the Exercise Date, and the maximum number of whole shares of Common Stock subject to the Option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her Plan Account. No fractional shares of Common Stock may be issued under the Plan. Any funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s Option to purchase shares hereunder is exercisable only by him or her.

(b)       If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which Options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising Options to purchase Common Stock on such Exercise Date.

5.11       Withholding of Taxes. The Company and Designated Affiliates will have the authority and right to deduct or withhold from any payment made under the Plan, or require a Participant to remit to the Company or Designated Affiliate, the federal, state or local income or other taxes required by law to be withheld with respect to the exercise or other taxable event of any Option under the Plan. It will be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of any Option under the Plan that the Participant remit to the Company or Designated Affiliate, upon its demand, such amount as may be requested by the Company or Designated Affiliate for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue or pay shares of Common Stock. The Administrator may, in its discretion, permit a Participant to elect to pay a portion or all of the amount requested by the Company or Designated Affiliate for such taxes with respect to such Option, at such time and in such manner as the Administrator deems to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, shares of Common Stock or other property, or any combination thereof, that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Option to such person, having a Fair Market Value equal to the minimum amount required to be withheld, or if permitted by the Company, up to such greater amount that will not trigger adverse accounting consequences and is permitted under applicable tax withholding rules.

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5.12       Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her Option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time, and/or may establish procedures to permit tracking of dispositions of shares.

5.13       Holding Period. Except as otherwise permitted by the Administrator for tax withholding pursuant to Section 5.12, shares of Common Stock received by a Participant pursuant to the exercise of an Option must be held for a period of at least 90 days following the Exercise Date.

Section 6.	Amendment and Termination

6.1       Amendment. The Plan may be amended in whole or in part at any time and from time to time by the Board. An amendment to the Plan must be approved by the stockholders of the Company if such amendment would authorize the sale of more shares than are then authorized for issuance under the Plan or would reduce the minimum Purchase Price provided by Section 2.25. Any stockholder approval requirement under the Plan will be met if such approval is obtained in accordance with applicable law.

6.2       Termination. The Plan may be suspended in whole or in part at any time and from time to time by the Administrator. The Plan will terminate upon the adoption of a resolution of the Board terminating the Plan. No Option may be granted under the Plan after the date that is 10 years from the date the Plan was last approved and adopted by the stockholders of the Company.

Section 7.	Miscellaneous

7.1       Loans. No loans from the Company or any Affiliate to a Participant will be permitted in connection with the Plan.

7.2       Reservation of Rights of Company. No Employee, Director or Consultant or other person will have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder will be construed as giving any person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved.

7.3       Non-Uniform Treatment. Determinations made by the Administrator under the Plan need not be uniform and may be made selectively among Eligible Individuals under the Plan, whether or not such Eligible Individuals are similarly situated.

7.4       Rights as a Stockholder. A Participant holding Options will have no rights as a stockholder with respect to any shares of Common Stock (or as a holder with respect to other securities), if any, issuable pursuant to such Option until the date of the issuance of a stock certificate to him or her, or the entry on his or her behalf of an uncertificated book position on the records of the Company’s transfer agent and registrar for such shares of Common Stock or other instrument of ownership, if any. Except as provided in Section 4.2, no adjustment will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry is made or a stock certificate or other instrument of ownership, if any, is issued.

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7.5       Compliance with Applicable Laws. No shares of Common Stock may be issued or paid hereunder with respect to any Option unless counsel for the Company is satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements. The Company will be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. The inability or impracticability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan, or the approval of any securities exchange or market system upon which the Common Stock may then be listed, if any, deemed by the Company’s legal counsel to be necessary to the issuance and sale of any shares under the Plan in compliance with the requirements of such securities exchange or market system, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority or approval shall not have been obtained. As a condition to the exercise of an Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

7.6       Recoupment Provisions. Notwithstanding anything in the Plan to the contrary, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or Exchange listing requirement, in each case as in effect from time to time, to recoup compensation of whatever kind paid under the Plan by the Company at any time.

7.7       Unfunded Nature of Plan. The Plan will be unfunded. The Company will not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Option under the Plan, and the rights to the payment of Options will be no greater than the rights of the Company’s general creditors.

7.8       Consent. By accepting any Option or other benefit under the Plan, each Participant and each person claiming under or through him will be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board, the Committee or the Administrator.

7.9       No Warranty of Tax Effect. Although the Company may structure an Option to avoid adverse tax treatment, no person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment or guarantee that any intended tax treatment will be applicable with respect to any Option under the Plan, or that such tax treatment will apply to or be available to a Participant or his or her beneficiary. Furthermore, the existence of an Option will not affect the right or power of the Company or its stockholders to take any corporate action, regardless of the potential effect of such action on the tax treatment of an Option under the Plan.

7.10       Interpretation. Unless the context indicates otherwise, references to “Sections” in the Plan refer to Sections of the Plan. Headings of Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. In the Plan, the use of the masculine pronoun will include the feminine and the use of the singular will include the plural, as appropriate.

7.11       Severability. If any provision of the Plan is held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision will be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid or enforceable and as so limited will remain in full force and effect, and will not affect any other provision of the Plan or part thereof, each of which will remain in full force and effect.

7.12       Choice of Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Options granted under the Plan, will be governed by the substantive laws, but not the choice of law rules, of the State of Nevada.

7.13       Section 409A. Options granted under the Plan are intended to be exempt from Section 409A under the short-term deferral exception thereto, and the Plan will be administered, construed and interpreted in accordance with such intent. To the extent any Option does not qualify for exemption from Section 409A, such Option is intended to comply with Section 409A with payment fixed to the applicable specified Exercise Date for the Offering. Notwithstanding the foregoing, the Company makes no representation that Options are exempt from or comply with Section 409A and in no event will the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A. Any provision of the Plan that would cause an Option to fail to qualify for the exception from Section 409A may be amended to comply with Section 409A, which may be made on a retroactive basis, in accordance with Section 409A.

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VERIFYME, INC. 75 S. CLINTON AVE., SUITE 510 ROCHESTER, NY 14604

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on Wednesday, June 9, 2021(the day before the meeting). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to

www.virtualshareholdermeeting.com/VRME2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on Wednesday, June 9, 2021(the day before the meeting). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D52200-P55380	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VERIFYME, INC. The Board of Directors recommends you vote FOR all the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors		☐	☐	☐

Nominees:

01) Chris Gardner	04) Scott Greenberg
02) Marshall Geller	05) Arthur Laffer
03) Howard Goldberg	06) Patrick White

The Board of Directors recommends you vote FOR Proposals 2, 3, and 4.					For	Against	Abstain

2. To approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”).					☐	☐	☐

3. To approve the Company’s 2021 Stock Purchase Plan.					☐	☐	☐
4. To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.					☐	☐	☐

NOTE: To transact such other business as may properly come before the Annual Meeting or at any adjournment of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)			Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D52200-P55380

VERIFYME, INC.
Annual Meeting of Stockholders
June 10, 2021 at 10:00 AM Eastern Time
This proxy is solicited on behalf of our Board of Directors
and each matter to be voted on at the
Annual Meeting has been proposed by our Board of Directors.

The undersigned hereby appoints Patrick White and Margaret Gezerlis, and each of them, as proxies, with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VerifyMe, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/VRME2021 at 10:00 AM Eastern Time on Thursday, June 10, 2021, and any adjournment or postponement thereof.

• This proxy will be voted as specified by you and it revokes any prior proxy given by you.

• Unless you withhold authority to vote for one or more of the nominees according to the instructions on the reverse side of this proxy, your signed proxy will be voted FOR the election of the six director nominees listed on the reverse side of this proxy and described in the accompanying Proxy Statement.

• Unless you specify otherwise, your signed proxy will be voted FOR Proposals 2, 3 and 4 listed on the reverse side of this proxy and described in the accompanying Proxy Statement.

• You acknowledge receipt with this proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated April 28, 2021, describing more fully the proposals listed in this proxy.

Continued and to be signed on reverse side

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